                       SUPPLEMENT DATED NOVEMBER 19, 1999
                                       to

                       PROSPECTUS DATED OCTOBER 11, 1999
                                      for

           Flexible Premium Variable Universal Life Insurance Policy

                                   Issued by

                     MONY Life Insurance Company of America
                        MONY America Variable Account L

EFFECTIVE NOVEMBER 1, 1999 THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

 1. PAGE 22 OF THE PROSPECTUS IS AMENDED BY REPLACING THE SUB-INVESTMENT ADVISER FEE FOR THE MANAGED PORTFOLIO WITH THE FOLLOWING:

         OpCap Advisors' fee for the assets of the Portfolio it manages is an annual rate of 0.40% of the portfolio's aggregate average daily net assets up to $1 billion, 0.30% from $1 billion to $2 billion, and 0.25% in excess of $2 billion. Retroactive to November 1, 1999, Sanford C. Bernstein & Co., Inc.'s fee for the assets of the Portfolio it manages is an annual rate of 0.40% of the portfolio's aggregate average daily net assets up to $10 million, 0.30% from $10 million to $50 million, 0.20% from $50 million to $100 million, and 0.10% in excess of $100 million.

    Form #14352 SL(11/99)                             Registration No. 333-06071